                            H&Q HEALTHCARE INVESTORS

                        [H&Q HEALTHCARE INVESTORS LOGO]

                                SEMIANNUAL REPORT

                                 March 31, 2002

     To our Shareholders:

At quarter-end on March 31, 2002 the net asset value of your Fund was $25.61 per share. Performance data for the six months and the quarter ended March 31 compared to the indices is as follows:

                                      FISCAL YEAR TO DATE      QUARTER ENDED
                                       9/30/01 - 3/31/02          3/31/02
                                       -----------------          -------
Net Asset Value                               +1.9%                -14.0%
Dow Jones Industrial Average                 +17.6%                 +3.8%
NASDAQ Industrials                           +30.1%                 +2.1%
Russell 2000                                 +25.1%                 +3.1%

The Fund's second fiscal quarter ended March 31, 2002 was particularly disappointing following the Fund's strong performance during the prior quarter. During the quarter, the biotechnology sector retrenched due to both sector-specific and general factors. However, we continue to be confident in the future of healthcare in general and in emerging biotech and medtech growth companies in particular. We believe that the companies in this sector will continue to lead the advancement of knowledge and remain confident this progress will improve the human condition by providing products and services that will enhance the quality and duration of life. We have no doubt that Americans will appreciate the values of these products and will pay a premium price for them. As such we continue to believe that the investment opportunities in the future will be abundant. We also believe that as the economy generally improves over time, the healthcare sector will play a significant role in any advancement.

While the stock prices of public biotechnology companies have declined during the most recent quarter, we were not aggressive buyers. Rather, we selectively reduced positions and allowed liquidity, as a percent of total assets, to rise to its highest level in recent years. We believe the Fund is well positioned to take advantage of the current situation. Valuations are becoming particularly attractive for both publicly traded and private companies. We expect that in the weeks and months ahead we will have opportunities to invest much of this liquidity at very attractive levels. Many public companies have equity market values with historically low premiums to their liquid assets creating unusual values for their technology and product opportunities. In our venture capital activity, we are now frequently seeing attractive valuations and some transactions are being done at a very significant discount to previous investment rounds completed 1-2 years ago. We believe that this also bodes well for the future.

Having made these assertions, it is also true that there are a number of factors that may have a mitigating impact on the Fund's performance. Certainly, the heightened scrutiny of accounting practices at a number of individual companies, as well as other corporate governance issues, is sobering to the general market. Furthermore, there are a number of issues specific to the pharmaceutical industry that are unsettling to investors.

The Food and Drug Administration is still without a Commissioner, and seems to have recently become even more risk averse than usual. With several product approvals delayed, investors have concerns that product approval cycles are once again lengthening. This comes at a time when patent expirations are increasing with the threat of generic competition. These issues come amidst discussion of the control of drug pricing by government and increasing uncertainty about the ability of healthcare companies to sustain the ever-increasing cost of drug development.

While these concerns are most apparent to major pharmaceutical companies, and less so for the emerging companies, sentiment does affect valuations. Some of these issues are likely to persist at least through the elections in November but we continue to believe that new products that cure or mediate the course of disease will continue to be rewarded.

Two new venture investments were made in the quarter. SENOMYX discovers and develops novel flavor and fragrance molecules by combining its understanding of the biology of taste with receptor biology, combinatorial chemistry, high throughput screening and bioinformatics. AGENSYS develops fully human monoclonal antibodies to treat solid tumor cancers based on the Company's own proprietary drug targets. A follow-on investment was made in Sontra Medical in connection with its merger with ChoiceTel, a publicly traded company.

This was a difficult quarter, but we believe strongly in the future growth of healthcare and in the entrepreneurial approach of the companies in which we invest. We continue to believe that attractive investment opportunities in the future will be abundant.

/s/ Alan G. Carr                             /s/ Daniel R. Omstead

Alan G. Carr                                 Daniel R. Omstead
President Emeritus                           President

                            H&Q HEALTHCARE INVESTORS

                                 PRIVACY NOTICE

     If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management, the Funds' investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

     If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

                            H&Q HEALTHCARE INVESTORS

                                    PORTFOLIO

                              AS OF MARCH 31, 2002

[CHART]

                                              TOTAL       VENTURE    DIFFERENCE
                                              -----       -------    ----------
AGRI/ENVIRONMENTAL                             1.4%          1.3%          0.1%
BIOTECHNOLOGY                                 45.2%         10.0%         35.3%
CROs                                           0.5%          0.0%          0.5%
DIAGNOSTICS                                    6.8%          2.7%          4.2%
HEALTHCARE INFO SERVICES                       3.5%          2.5%          0.9%
MEDICAL SPECIALTY                             12.2%          3.9%          8.3%
MEDICAL SUPPLIES                               1.4%          0.9%          0.5%
PHARMACEUTICALS                                6.5%          2.0%          4.5%
LIQUID ASSETS                                 22.5%          0.0%         22.5%

RESTRICTED

                            H&Q HEALTHCARE INVESTORS

                                LARGEST HOLDINGS

                              AS OF MARCH 31, 2002

                                                         % OF NET ASSETS
                                                         ---------------
     Gilead Sciences                                             4.67%
     Martek Biosciences                                          4.23%
     Cubist Pharmaceuticals                                      3.94%
     Transkaryotic Therapies                                     3.47%
     CV Therapeutics                                             3.45%
     Celgene                                                     3.09%
     Cytyc                                                       2.66%
     Biovail                                                     2.52%
     MedImmune                                                   2.51%
     Endocardial Solutions                                       2.47%

                            H&Q HEALTHCARE INVESTORS

                       SIGNIFICANT PORTFOLIO TRANSACTIONS

                          QUARTER ENDED MARCH 31, 2002

                                                  UNITS HELD      UNITS HELD
PURCHASES                                          12/31/01         3/31/02
---------                                          --------         -------
Agensys (Restricted)                                       0        952,381
Exelixis                                              98,000        226,500
Rigel Pharmaceuticals                                      0        508,500
Senomyx (Restricted)                                       0      1,034,519
Sontra (Restricted) Series B                         536,460        933,837
WebMD                                                283,500        403,500

SALES

Affymetrix                                            60,000              0
Biovail                                              345,924        165,924
Curis                                                205,311         92,500
Gilead Sciences                                      413,318        426,636
Scios                                                109,500              0
Sepracor                                             217,138              0
Versicor                                             628,165        418,165

                            H&Q HEALTHCARE INVESTORS

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2002
                                   (UNAUDITED)

               CONVERTIBLE SECURITIES - 23.3% OF NET ASSETS
    SHARES     CONVERTIBLE PREFERRED (RESTRICTED) - 21.3%                 VALUE
    ------                                                                -----
                AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 1.3%
     375,000     Ceres Series C*                                        $2,250,000
      27,443     Ceres Series C-1*#                                        164,658
     277,967     Ceres Series D*#                                        1,667,802
     222,222     EPR Series A*                                             333,333

                BIOTECHNOLOGY - 8.8%
     400,000     ACADIA Pharmaceuticals Series E*                        3,000,000
     952,381     Agensys Series C*                                       3,000,000
   2,380,953     Agilix Series B*                                        3,000,001
     850,436     Avalon Pharmaceuticals Series B*                        2,999,998
   1,818,182     Raven biotechnologies Series B*^                        3,000,000
      47,407     Therion Biologics Series A*                               177,776
     240,000     Therion Biologics Series B*#                              900,000
     407,712     Therion Biologics Series C*#                            1,528,920
      36,092     Therion Biologics Sinking Fund*                           135,345
   1,750,000     Triad Therapeutics Series A*                            3,500,000
     825,000     Triad Therapeutics Series B*                            1,650,000
     923,077     Zyomyx Series B*                                        3,692,308
     600,000     Zyomyx Series C*                                        2,400,000

                DIAGNOSTICS - 2.6%
   1,371,429     CardioNet Series C*^                                    4,800,002
     484,829     CytoLogix Series A*^                                      400,178
     227,130     CytoLogix Series B*#^                                     187,473
     160,000     Masimo Series D*                                        1,760,000
   1,724,138     Sontra Medical Series A*^                                 867,759
     933,837     Sontra Medical Series B*^                                 470,000

                HEALTHCARE INFORMATION SERVICES - 1.8%
     338,983     KVM Technologies Series B*#^                            1,500,000
   5,384,616     PHT Series D*^                                          4,200,000

                MEDICAL SPECIALTY - 3.9%
     636,364     AbTox Series F*                                             6,364
   1,632,653     OmniSonics Medical Technologies Series B*^              2,400,000
   1,034,519     Senomyx Series E*                                       3,000,002
     639,659     Songbird Hearing Series D*                                  6,397
     652,173     TherOx Series H*                                        2,999,996
     820,313     VNUS Medical Technologies Series E*^                    4,200,003

                MEDICAL SUPPLIES - 0.9%
     343,750     LocalMed Series D*                                          3,438
     631,580     Novacept Series G*#                                     3,000,005

   The accompanying notes are an integral part of these financial statements.

               CONVERTIBLE SECURITIES - CONTINUED
    SHARES     CONVERTIBLE PREFERRED (RESTRICTED) - 21.3%                 VALUE
    ------                                                                -----
                PHARMACEUTICALS/DRUG DELIVERY - 2.0%
     211,765     Advanced Medicine Series C*                            $1,905,885
     200,000     Advanced Medicine Series D-1*                           1,800,000
   1,398,732     Galileo Laboratories Series F*                          3,000,000
                                                                       -----------
                                                                       $69,907,643
                                                                       -----------

   PRINCIPAL
    AMOUNT     CONVERTIBLE BONDS AND NOTES - 2.0%
    ------
                BIOTECHNOLOGY - 1.5%
  $6,800,000     CuraGen 6% Cvt. Deb. due 2007 ii                       $5,049,000

                HEALTHCARE INFORMATION SERVICES - 0.4%
   1,577,366     FitForAll.com (Restricted) 10% Prom. Note*#+                  158
   1,350,000     KVM Technologies (Restricted)
                    Adj. Cvt. Demand Note*#^                             1,350,000

                MEDICAL SPECIALTY - 0.1%
     180,000     AbTox (Restricted) 12% Prom. Note*+                       180,000
                                                                       -----------
                                                                        $6,579,158
                                                                       -----------
               TOTAL CONVERTIBLE SECURITIES
                 (Cost $82,888,416)                                    $76,486,801
                                                                       -----------

    SHARES     COMMON STOCKS - 54.3%
    ------
               AGRICULTURAL/ENVIRONMENTAL TECHNOLOGY - 0.1%
      71,483     Catalytica Energy Systems*                               $240,898
                                                                       -----------
                                                                           240,898
                                                                       -----------
               BIOTECHNOLOGY - 34.9%
                BIOPHARMACEUTICALS - 29.5%
     429,898     BioTransplant*                                          2,256,964
       2,760     BioTransplant (Restricted) Wts. (expire 8/12/04)*           2,070
       6,300     BioTransplant (Restricted) Wts. (expire 10/31/04)*          4,725
       1,150     BioTransplant (Restricted) Wts. (expire 8/15/05)*           3,595
     410,400     Celgene*                                               10,157,400
      54,000     Cephalon*                                               3,402,000
     246,389     Corixa*                                                 1,520,220
     550,556     Cubist Pharmaceuticals*                                10,174,275
     200,001     Cubist Pharmaceuticals (Restricted) Wts.
                    (expire 9/23/03)*                                    2,759,114
     312,823     CV Therapeutics*                                       11,324,193
     163,000     Genzyme*                                                7,118,210
     426,636     Gilead Sciences*                                       15,354,630

   The accompanying notes are an integral part of these financial statements.

       SHARES  BIOTECHNOLOGY - CONTINUED                                     VALUE
       ------                                                                -----
     210,000     MedImmune*                                             $8,259,300
     226,760     Therion Biologics (Restricted)*                           850,350
     264,912     Transkaryotic Therapies*                               11,404,462
     270,270     Tularik*                                                4,443,239
     418,165     Versicor*                                               7,560,423
      18,696     Versicor (Restricted) Wts. (expire 8/3/05)*               199,823

                GENOMICS/DRUG DISCOVERY - 5.4%
     150,000     Abgenix*                                                2,833,500
     299,302     Dyax*                                                   1,101,431
     226,500     Exelixis*                                               3,123,435
      78,500     Lexicon Genetics*                                         741,825
     225,000     Lynx Therapeutics*                                        490,500
     174,461     Molecular Devices*                                      3,169,956
     508,500     Rigel Pharmaceuticals*                                  1,805,175
     370,237     Telik*                                                  4,487,272
                                                                       -----------
                                                                       114,548,087
                                                                       -----------
               CONTRACT RESEARCH ORGANIZATIONS - 0.5%
      91,400     Quintiles Transnational*                                1,622,350
                                                                       -----------
                                                                         1,622,350
                                                                       -----------
               DIAGNOSTICS - 4.2%
     522,617     Biofield*                                                 237,791
     600,000     Biofield (Restricted)*                                    218,400
     324,330     Cytyc*                                                  8,730,963
      18,500     Digene*                                                   661,375
     152,000     IDEXX Laboratories*                                     4,079,680
     160,000     Masimo Labs (Restricted)*                                   1,600
     900,000     Sontra Medical (Restricted)*^                               9,000
                                                                       -----------
                                                                        13,938,809
                                                                       -----------
               HEALTHCARE INFORMATION SERVICES - 1.3%
   4,366,920     Codman Group (Restricted)*                                 10,917
     306,208     Physician WebLink (Restricted)*                         1,200,473
     188,096     Physician WebLink (Restricted) Wts.
                    (expire 10/15/04)*                                      18,810
     403,500     WebMD*                                                  3,098,880
                                                                       -----------
                                                                         4,329,080
                                                                       -----------
               MEDICAL SPECIALTY - 8.3%
     381,818     ATS Medical*                                              763,636
     130,900     Bioject Medical Technologies*                             503,965
     101,848     Biopure*                                                1,079,589
       8,333     Biopure (Restricted) Wts. (expire 8/4/03)*                      0

   The accompanying notes are an integral part of these financial statements.

    SHARES     MEDICAL SPECIALTY - CONTINUED                               VALUE
    ------                                                                 -----
      92,500     Curis*                                                   $197,025
   1,000,000     Endocardial Solutions*                                  8,110,000
     441,409     Martek Biosciences*                                    13,895,114
   1,020,000     Orthovita*^                                             2,499,000
     198,000     Radiance Medical Systems*                                 247,500
                                                                      ------------
                                                                        27,295,829
                                                                      ------------
               MEDICAL SUPPLIES - 0.5%
     645,000     EP MedSystems*^                                         1,631,850
                                                                      ------------
                                                                         1,631,850
                                                                      ------------
               PHARMACEUTICALS/DRUG DELIVERY - 4.5%
     225,000     Aradigm*                                                1,057,500
     165,924     Biovail*                                                8,292,881
      91,500     Emisphere Technologies*                                 1,556,415
      70,000     Teva Pharmaceutical Industries ADR                      3,826,900
                                                                      ------------
                                                                        14,733,696
                                                                      ------------
               TOTAL COMMON STOCKS
                 (Cost $82,321,214)                                   $178,340,599
                                                                      ------------
  PRINCIPAL
    AMOUNT     TEMPORARY CASH INVESTMENTS - 22.0%
    ------
  $7,000,000   American Express Credit, 1.45%, due 4/2/02               $6,999,718
  16,500,000   American Express Credit, 1.80%, due 4/29/02              16,476,900
  16,000,000   General Electric Capital Corp., 1.82%, due 5/8/02        15,970,071
   8,000,000   U.S. Treasury Bill, 1.69%, due 4/11/02                    7,996,244
   5,900,000   U.S. Treasury Bill, 1.73%, due 4/25/02                    5,893,195
  19,000,000   U.S. Treasury Bill, 1.71%, due 5/2/02                    18,972,023
                                                                      ------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $72,308,151)                                 $72,308,151
                                                                      ------------
                 TOTAL INVESTMENTS
                    (Cost $237,517,781)                               $327,135,551
                                                                      ============

--------------

*    Non income-producing security.

#    With warrants attached.

^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $27,515,265).

ii Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+    Issuer filed for bankruptcy.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2002
                                   (UNAUDITED)

ASSETS:
   Investments, at value (identified cost
      $237,517,781; see Schedule of Investments)                 $327,135,551
   Cash                                                               656,175
   Interest receivable                                                 66,867
   Receivable for investments sold                                  2,103,347
   Prepaid expenses                                                    36,391
                                                                 ------------
         Total assets                                            $329,998,331
                                                                 ------------
LIABILITIES:
   Payable for investments purchased                                 $866,988
   Accrued advisory fee                                               393,595
   Accrued other                                                       74,448
                                                                 ------------
         Total liabilities                                         $1,335,031
                                                                 ------------
NET ASSETS                                                       $328,663,300
                                                                 ============
SOURCES OF NET ASSETS:
   Shares of beneficial interest, par value $.01 per
      share, unlimited number of shares authorized,
      amount paid in on 12,833,980 shares issued and
      outstanding                                                $210,436,463

   Accumulated net investment loss                                 (1,802,602)

   Accumulated net realized gain on investments                    30,411,669

   Net unrealized gain on investments                              89,617,770
                                                                 ------------
         Total net assets (equivalent to $25.61 per
         share based on 12,833,980 shares outstanding)           $328,663,300
                                                                 ============

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2002
                                   (UNAUDITED)

INVESTMENT INCOME:
   Dividend income (net of foreign
      tax of $1,736)                                  $9,121
   Interest income                                   752,373
                                                  ----------
      Total investment income                                        $761,494

EXPENSES:
   Advisory fees                                  $2,339,010
   Legal fees                                         89,182
   Trustees' fees and expenses                        85,716
   Shareholder reporting                              49,725
   Accounting and auditing fees                       44,348
   Custodian fees                                     42,205
   Stock exchange listing fee                         30,922
   Transfer agent fees                                23,969
   Other                                              13,059
                                                  ----------
      Total expenses                                                2,718,136
                                                                  -----------
         Net investment loss                                      ($1,956,642)
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Net realized gain on investments                               $36,438,345
   Decrease in net unrealized gain on investments                 (27,463,909)
                                                                  -----------
         Net gain on investments                                   $8,974,436
                                                                  -----------
                 Net increase in net assets
                 resulting from operations                         $7,017,794
                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                               FOR THE SIX        FOR THE
                                               MONTHS ENDED      YEAR ENDED
                                              MARCH 31, 2002    SEPTEMBER 30,
                                               (UNAUDITED)         2001
                                              --------------   --------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS:
   Net investment loss                         ($1,956,642)      ($2,222,151)
   Net realized gain on investments             36,438,345        63,501,379
   Increase (decrease) in net
      unrealized gain on investments           (27,463,909)     (201,564,026)
                                              ------------      ------------
         Net increase (decrease) in net
         assets resulting from operations       $7,017,794     ($140,284,798)
                                              ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net realized capital gains                 ($27,561,544)     ($52,289,670)
                                              ------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in
      reinvestment of distributions
      (791,916 and 1,519,574 shares,
      respectively)                            $19,833,844       $36,365,104
                                              ------------      ------------
         Net increase (decrease) in
         net assets                              ($709,906)    ($156,209,364)

NET ASSETS:

Beginning of year                              329,373,206       485,582,570
                                              ------------      ------------
End of year                                   $328,663,300      $329,373,206
                                              ============      ============

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                             STATEMENT OF CASH FLOWS
                     For the Six Months Ended March 31, 2002
                                   (UNAUDITED)

CASH FLOWS USED FOR OPERATING ACTIVITIES:
   Interest income received                                          $696,153
   Dividends received                                                   9,121
   Operating expenses paid                                         (2,788,312)
                                                                  -----------
         Net cash used for operating activities                   ($2,083,038)
                                                                  -----------
CASH FLOWS PROVIDED FROM INVESTING ACTIVITIES
   Purchases of portfolio securities                             ($19,127,650)
   Net purchases of temporary cash investments                    (22,821,310)
   Sales and maturities of portfolio securities                    51,859,628
                                                                  -----------
         Net cash provided from investing activities               $9,910,668
                                                                  -----------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Cash distributions paid, net                                   ($7,727,700)
                                                                  -----------
         Net cash used for financing activities                   ($7,727,700)
                                                                  -----------
NET INCREASE IN CASH                                                  $99,930

CASH AT BEGINNING OF PERIOD                                           556,245
                                                                  -----------
CASH AT END OF PERIOD                                                $656,175
                                                                  ===========
RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH USED
FOR OPERATING ACTIVITIES:

   Net decrease in net assets resulting from operations            $7,017,794
   Accretion of discount                                              (56,220)
   Net realized gain on investments                               (36,438,345)
   Net decrease in unrealized gain on investments                  27,463,909
   Increase in prepaid expenses                                       (19,741)
   Decrease in accrued expenses                                       (50,435)
                                                                  -----------
         Net cash used for operating activities                   ($2,083,038)
                                                                  ===========

Noncash financing activities not included herein consist of stock distributions of $19,833,844.

The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                              FINANCIAL HIGHLIGHTS

        (SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
                        THROUGHOUT THE PERIOD INDICATED)

                                         FOR THE SIX
                                        MONTHS ENDED                    FOR THE YEARS ENDED SEPTEMBER 30,
                                       MARCH 31, 2002 --------------------------------------------------------------------
                                       (UNAUDITED)(1)     2001          2000          1999           1998         1997
                                       -------------- ------------  ------------  ------------  ------------  ------------
Net asset value per share:
   Beginning of period                       $27.350       $46.147       $21.771       $16.711       $23.106       $25.754
                                        ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                 ($0.158)*     ($0.195)*     ($0.290)      ($0.176)      ($0.217)      ($0.224)
Net realized and unrealized
   gain (loss) on investments                  0.678       (13.822)       28.131         5.596        (5.108)        4.524
                                        ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   from investment
   operations                                 $0.520      ($14.017)      $27.841        $5.420       ($5.325)       $4.300
                                        ------------  ------------  ------------  ------------  ------------  ------------
Dilutive effect of sale of
   common stock and
   related expenses from
   rights offering                                --            --            --            --            --        (2.458)

Capital gains distributions
   to shareholders                           ($2.260)      ($4.780)      ($3.465)      ($0.360)      ($1.070)      ($4.490)
                                        ------------  ------------  ------------  ------------  ------------  ------------
Net asset value per share:
   End of period                             $25.610       $27.350       $46.147       $21.771       $16.711       $23.106
                                        ============  ============  ============  ============  ============  ============
Per share market value:
   End of period                             $22.200       $21.740       $36.188       $16.313       $13.125       $19.000

Total investment return
   at market value                             11.50%       (27.23%)      151.66%        27.39%       (26.05%)       14.01%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end
   of period                            $328,663,300  $329,373,206  $485,582,570  $209,519,627  $157,976,073  $207,728,666
Ratio of operating expenses
   to average net assets**                      1.55%         1.42%         1.45%         1.46%         1.46%         1.57%
Ratio of net investment loss
   to average net assets**                     (1.12%)       (0.62%)       (0.86%)       (0.91%)       (1.11%)       (1.13%)
Portfolio turnover rate                         6.54%        16.17%        12.90%        24.88%        17.15%        17.47%
Number of shares
   outstanding at end
   of period                              12,833,980    12,042,064    10,522,490     9,623,524     9,453,317     8,990,179

(1) The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the six months ended March 31, 2002 was a decrease in net investment loss per share of $.004, a decrease in net realized and unrealized gain (loss) per share of $.004, and a decrease in the ratio of net investment loss to average net assets from (1.15%) to (1.12%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

* Net investment loss per share has been computed using average shares outstanding.

** Annualized.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002

                                   (UNAUDITED)

(1)  ORGANIZATION

          H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

          The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the United States of America.

     INVESTMENT SECURITIES

          Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 4, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. Temporary cash investments with maturity of 60 days or less are valued at amortized cost.

          Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective October 1, 2001 and began accreting discounts and amortizing premiums on all debt securities. Prior to this date, the Fund did not accrete discounts or amortize premiums on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in an increase in cost of securities and a corresponding decrease in net unrealized appreciation of $154,000 based on securities held at September 30, 2001. The effect of this change for the six months ended March 31, 2002 was to decrease net investment loss by $56,220 with a corresponding decrease in the change in net unrealized appreciation of $56,220.

     FEDERAL INCOME TAXES

          It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

     DISTRIBUTIONS

          The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

     DISTRIBUTION POLICY

          The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

     STATEMENT OF CASH FLOWS

          The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at March 31, 2002.

(2)  SECURITIES TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the six months ended March 31, 2002 totaled $19,472,411 and $51,623,922, respectively.

          At March 31, 2002, the total cost of securities for Federal income tax purposes was $237,492,781. The net unrealized gain on securities held by the Fund was $89,617,770, including gross unrealized gain of $126,920,790 and gross unrealized loss of $37,303,020.

(3)  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

          The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser. The Adviser is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co.

          On March 22, 2002, the Trustees of the Fund approved a new investment advisory agreement with Hambrecht & Quist Capital Management LLC, subject to certain conditions, including approval by the Fund's shareholders. The terms of the new agreement are substantially identical to those in the current Advisory Agreement.

          Trustees who are not affiliates of the Adviser receive an annual fee of $15,000 plus $1,500 for each meeting attended.

(4)  VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

          The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 23% of the Fund's net assets at March 31, 2002.

          The value of the venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In fiscal 2001, the Fund sold a restricted security subject to future contingent payments whose estimated value of $1,647,054 has also been determined by the Trustees and which is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

          The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2002, as determined by the Trustees of the Fund.

                                        ACQUISITION                           CARRYING VALUE
            SECURITY                        DATE                COST             PER UNIT          VALUE
------------------------------------  ---------------        ----------       --------------    ----------
AbTox
   Series F Cvt. Pfd.                          3/7/97        $1,415,569           $0.010            $6,364
   12% Promissory Note                2/26/98-3/26/98           180,000            1.000           180,000

ACADIA Pharmaceuticals
   Series E Cvt. Pfd.                          5/2/00         3,000,273            7.500         3,000,000

Advanced Medicine
   Series C Cvt. Pfd.                          2/5/99         1,800,123            9.000         1,905,885
   Series D-1 Cvt. Pfd.                       8/28/00         1,800,900            9.000         1,800,000

Agensys
   Series C Cvt. Pfd.                         2/14/02         3,000,000            3.150         3,000,000

Agilix
   Series B Cvt. Pfd.                        11/18/01         3,000,001            1.260         3,000,001

Avalon Pharmaceuticals
   Series B Cvt. Pfd.                        10/22/01         2,999,998            3.528         2,999,998

Biofield
   Common                                    12/15/00           302,984            0.364           218,400

Biopure
   Common Warrants (expire 8/4/03)            5/13/99                 0            0.000                 0

BioTransplant
   Common Warrants (expire 8/12/04)           8/12/94                 0            0.750             2,070
   Common Warrants (expire 10/31/04)         10/31/94                 0            0.750             4,725
   Common Warrants (expire 8/15/05)           8/18/95                 0            3.126             3,595

CardioNet^
   Series C Cvt. Pfd.                          5/3/01         4,823,275            3.500         4,800,002

Ceres
   Series C Cvt. Pfd.                        12/23/98         1,502,620            6.000         2,250,000
   Series C-1 Cvt. Pfd.*                       1/4/01           111,488            6.000           164,658
   Series D Cvt. Pfd.*                        3/14/01         1,667,802            6.000         1,667,802

Codman Group
   Common                             1/26/96-8/24/97         2,552,759            0.002            10,917

Cubist Pharmaceuticals
   Common Warrants (expire 9/23/03)           9/23/98               235           13.796         2,759,114

CytoLogix^
   Series A Cvt. Pfd.                 1/13/98-7/21/99         2,331,986            0.825           400,178
   Series B Cvt. Pfd.*                        1/11/01         1,150,335            0.825           187,473

EPR
   Series A Cvt. Pfd.                          3/9/94         1,000,409            1.500           333,333

FitForAll.com
   10% Promissory Note*               2/22/00-9/18/00         1,613,493            0.000               158

Galileo Laboratories
   Series F Cvt. Pfd.                         8/18/00         3,001,764            2.145         3,000,000

                                        ACQUISITION                           CARRYING VALUE
            SECURITY                        DATE                COST             PER UNIT          VALUE
------------------------------------  ---------------        ----------       --------------    ----------
KVM Technologies^
   Series B Cvt. Pfd.*                        2/19/98        $1,501,320           $4.425        $1,500,000
   Adj. Cvt. Demand Note*             6/21/99-7/31/01         1,350,625            1.000         1,350,000

LocalMed
   Series D Cvt. Pfd.                          2/9/96         1,376,970            0.010             3,438

Masimo
   Series D Cvt. Pfd.                         8/14/96         1,120,040           11.000         1,760,000

Masimo Labs
   Common                                     8/14/96                 0            0.010             1,600

Novacept
   Series G Cvt. Pfd.*                        3/27/01         3,000,005            4.750         3,000,005

OmniSonics Medical Technologies^
   Series B Cvt. Pfd.                         5/24/01         2,404,472            1.470         2,400,000

PHT^
   Series D Cvt. Pfd.                         7/23/01         4,200,000            0.780         4,200,000

Physician WebLink
   Common                                      2/5/97         1,200,325            3.920         1,200,473
   Warrants (expire 10/15/04)                10/15/98                 0            0.100            18,810

Raven biotechnologies^
   Series B Cvt. Pfd.                        12/12/00         3,000,833            1.650         3,000,000

Senomyx
   Series E Cvt. Pfd.                         2/19/02         3,000,002            2.900         3,000,002

Songbird Hearing
   Series D Cvt. Pfd.                        12/14/00         3,002,086            0.010             6,397

Sontra Medical^
   Common                                     3/26/01                 0            0.010             9,000
   Series A Cvt. Pfd.                          9/9/98         1,205,089            0.503           867,759
   Series B Cvt. Pfd.                 3/26/01-2/28/02           470,000            0.503           470,000

Therion Biologics
   Common                            7/12/90-10/16/96           511,365            3.750           850,350
   Series A Cvt. Pfd.                8/20/96-10/16/96           444,850            3.750           177,776
   Series B Cvt. Pfd.*                2/24/99-6/22/99           900,914            3.750           900,000
   Series C Cvt. Pfd.*                        9/26/01         1,528,920            3.750         1,528,920
   Sinking Fund Cvt. Pfd.             10/17/94-4/3/96           721,291            3.750           135,345

TherOx
   Series H Cvt. Pfd.                         9/11/00         3,001,873            4.600         2,999,996

Triad Therapeutics
   Series A Cvt. Pfd.                          6/8/99         1,750,860            2.000         3,500,000
   Series B Cvt. Pfd.                        12/20/00         1,653,135            2.000         1,650,000

Versicor
   Warrants (expire 8/3/05)                   6/28/99               905           10.688           199,823

VNUS Medical Technologies^
   Series E Cvt. Pfd.                         8/20/01         4,200,003            5.120         4,200,003

Zyomyx
   Series B Cvt. Pfd.                         2/19/99         1,200,550            4.000         3,692,308
   Series C Cvt. Pfd.                          3/2/00         1,200,690            4.000         2,400,000
                                                            -----------                        -----------
                                                            $81,203,137                        $76,716,678
                                                            ===========                        ===========

*  With warrants attached.
^  Affiliated issuers.

                            H&Q HEALTHCARE INVESTORS
                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 310-0567

                                    OFFICERS
                      Daniel R. Omstead, ENGSCD, President
                        Alan G. Carr, President Emeritus
                         Kimberley L. Carroll, Treasurer
                          Jennifer L. Morris, Secretary

                                    TRUSTEES
                                  Alan G. Carr
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                Hambrecht & Quist Capital Management Incorporated

                          CUSTODIAN AND TRANSFER AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Dechert Price & Rhoads

                             ----------------------

         Shareholders with questions regarding share transfers may call
                                 1-800-426-5523

            Interim daily net asset value may be obtained by calling
                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
          please contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                            Telephone: 1-800-426-5523

                            H&Q HEALTHCARE INVESTORS

                       New York Stock Exchange Symbol: HQH
                                  www.hqcm.com

          Out of concern for the environment and in an effort to reduce
            Fund expenses, this report is printed on recycled paper.

                                                                    HQHCM-SAR-02